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                           SEPTEMBER 1, 1998 AMENDMENT TO
                              PARTICIPATION AGREEMENT
                                       AMONG
                              OCC ACCUMULATION TRUST,
                               OCC DISTRIBUTORS, and
                    RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK


     This is an amendment to the August 8, 1997 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors and ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Security Life Insurance Company).

     Schedule A to the Agreement is hereby amended to add the following separate account of the Company:

  - ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to the Agreement as of September 1, 1998.


                                        OCC ACCUMULATION TRUST

                                        By:  s/ Deborah Kaback
                                             -----------------------------------
                                        Name:  s/ Deborah Kaback
                                               ---------------------------------
                                        Title:  Secretary
                                                --------------------------------

                                        OCC DISTRIBUTORS

                                        By:  s/ Thomas E. Duggan
                                             -----------------------------------
                                        Name:  s/ Thomas E. Duggan
                                               ---------------------------------
                                        Title:  Secretary
                                                --------------------------------

                                        RELIASTAR LIFE INSURANCE COMPANY
                                        OF NEW YORK

                                        By:  s/ Robert B. Saginaw
                                             -----------------------------------
                                        Name:  s/ Robert B. Saginaw
                                               ---------------------------------
                                        Title:  Assistant Secretary
                                                --------------------------------